Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Millions	12 Months Ended
	Feb. 28, 2017	Feb. 29, 2016	Feb. 28, 2015
Statement of Comprehensive Income [Abstract]
Net income (loss)	$ (1,206)	$ (208)	$ (304)
Other comprehensive income (loss)
Net change in unrealized losses on available-for-sale investments	(7)	1	1
Net change in fair value of derivatives designated as cash flow hedges during the year, net of income tax recovery of nil (February 29, 2016 - income tax recovery of $2 million; February 28, 2015 - income tax recovery of $3 million)	2	(3)	(29)
Amounts reclassified to net loss during the year, net of income tax recovery of nil (February 29, 2016 - income tax recovery of $2 million; February 28, 2015 - income tax recovery of $2 million)	(1)	27	13
Foreign currency translation adjustment	(3)	(10)	0
Other comprehensive income (loss)	(9)	15	(15)
Comprehensive income (loss)	$ (1,215)	$ (193)	$ (319)